UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________________________________

FORM 8-K
______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2025
______________________________________

LEAR CORPORATION
(Exact name of Registrant as specified in its charter)
______________________________________

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI 48033
(Address of principal executive offices)

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01	LEA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Section 1 — Registrant’s Business and Operations

Item 1.01     Entry into a Material Definitive Agreement

On July 24, 2025, Lear Corporation (the “Company”) entered into a second amended and restated credit agreement (the “Second Amended and Restated Credit Agreement”) among the Company, the foreign subsidiary borrowers from time to time party thereto, the lenders from time to time party thereto, Bank of America, N.A., BNP Paribas, Citibank, N.A. and HSBC Bank USA, National Association, as syndication agents, and JPMorgan Chase Bank, N.A., as administrative agent. The Second Amended and Restated Credit Agreement extends the maturity of the Company’s $2.0 billion unsecured revolving credit facility (the “Revolving Credit Facility”) to July 24, 2030.

Advances under the Second Amended and Restated Credit Agreement generally bear interest based on (i) Term Benchmark, Central Bank Rate and Risk Free Rate (“RFR”) (in each case, as defined in the Second Amended and Restated Credit Agreement) or (ii) Alternate Base Rate (“ABR”) and Canadian Prime Rate (in each case, as defined in the Second Amended and Restated Credit Agreement). As of June 28, 2025, the ranges and rates are as follows:

	Term Benchmark, Central Bank Rate and RFR Loans			ABR and Canadian Prime Rate Loans
	Minimum	Maximum	Rate as of June 28, 2025	Minimum	Maximum	Rate as of June 28, 2025
Credit Agreement	0.925%	1.450%	1.125%	0.000%	0.450%	0.125%

A facility fee, which ranges from 0.075% to 0.20% of the total amount committed under the Second Amended and Restated Credit Agreement, is payable quarterly. The Second Amended and Restated Credit Agreement contains various customary representations, warranties and covenants by the Company, including, without limitation, (i) covenants regarding maximum leverage, (ii) limitations on fundamental changes involving the Company or its subsidiaries and (iii) limitations on indebtedness and liens.

As of July 24, 2025, the Company was in compliance with all covenants under the Second Amended and Restated Credit Agreement.

The description of the Second Amended and Restated Credit Agreement set forth above is qualified in its entirety by reference to the Second Amended and Restated Credit Agreement filed as Exhibit 10.1 to the Company’s Periodic Report on Form 10-Q, filed on July 25, 2025, and incorporated by reference into this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Exhibit Description

10.1
Second Amended and Restated Credit Agreement, dated July 24, 2025, among the Company, the foreign subsidiary borrowers from time to time party thereto, the lenders from time to time party thereto, Bank of America, N.A., BNP Paribas, Citibank, N.A. and HSBC Bank USA, National Association, as syndication agents, and JPMorgan Chase Bank, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Company’s Periodic Report on Form 10-Q filed on July 25, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

July 30, 2025	By:	/s/ Jason M. Cardew
	Name:	Jason M. Cardew
	Title:	Senior Vice President and Chief Financial Officer

3